Supplement Dated April 1, 2002
To Prospectus Dated December 1, 2001
For
EquiTrust Series Fund, Inc.

Effective April 1, 2002, "High Yield Bond Portfolio" will change its name to
 "Strategic Yield Portfolio."
At page 6, under the caption "PRIMARY INVESTMENT STRATEGIES" for the High Grade Bond Portfolio, the first paragraph is replaced in its entirety with the following:
To keep current income relatively stable and to limit share price volatility, under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high grade bonds and intends to maintain an intermediate (typically 2-7 year) average portfolio duration. High grade bonds are debt securities rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") (e.g., A or higher by either Moody's Investors Services ("Moody's") or Standards & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality. (See Appendix C to the SAI for an explanation of ratings.)
At page 15, under the caption "PRIMARY INVESTMENT STRATEGIES" for the Blue Chip Portfolio, the first sentence in the first paragraph is replaced with the following:
Under normal circumstances, the Portfolio pursues its objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of well-capitalized, established companies that the Adviser considers to be "blue chip" companies.
At page 18, under the caption "INVESTMENT OBJECTIVES, PORTFOLIO STRATEGIES
 AND OVERALL RISKS," the following supplements the first paragraph:
The Board will provide shareholders of High Grade Bond Portfolio and Blue Chip Portfolio with at least 60 days prior notice of any change in such Portfolio's
 80% investment policy.
At page 19, under the caption "INVESTMENT OBJECTIVES, PORTFOLIO STRATEGIES
AND OVERALL RISKS - High Grade Bond Portfolio," the first sentence in the second paragraph is replaced with the following:
To keep current income relatively stable and to limit share price volatility, under normal circumstances, the Adviser invests at least 80% of the Portfolio's net assets, plus the amount of any borrowings for investment purposes, in high grade fixed-income securities and typically maintains an average portfolio duration of two to seven years.
At page 21, under the caption "INVESTMENT OBJECTIVES, PORTFOLIO STRATEGIES
AND OVERALL RISKS - Blue Chip Portfolio," the second paragraph is replaced in its entirety with the following:
Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of large, well-known companies the Adviser considers to be "blue-chip" companies. The Adviser focuses the Portfolio's investments on the common stocks of approximately 50 large, well-known companies. The Adviser generally identifies blue chip companies by their substantial capitalization, established history of earnings and superior management structure. The Adviser selects the companies in which the Portfolio invests based upon whether, taken together, such companies reasonably represent a cross section of major industries.
April 1, 2002